Exhibit 99.1

EL GALLO COMPLEX EXPLORATION UPDATE

PHASE 1 MINE AREA: 7.4 GPT OVER 11.8 METERS & 3.0 GPT OVER 12.8 METERS

MINA GRANDE: 10.6 GPT OVER 7.5 METERS & 11.1 GPT OVER 4.0 METERS

TORONTO, ONTARIO - (November 6, 2012) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce exploration drill results from two locations within its 100% owned El Gallo complex, Sinaloa, Mexico. The first location is at El Gallo Phase 1, where production commenced in September. The second is Mina Grande, located in the north portion of the property (Fig. 1). Results from both areas continue to impress.

EXPLORATION HIGHLIGHTS

•                  Drilling has returned high-grade gold mineralization from El Gallo Phase 1, beyond the currently defined resource:

•                  El Gallo Phase 1: 7.4 gpt gold / 11.8 m, including 64.7 gpt gold / 1.3 m

•                  Drilling between 45 and 100 m below the planned pit in El Gallo Phase 1 has intersected 3.0 gpt gold / 12.8 m and 2.5 gpt gold / 9.4 m, demonstrating that the zone continues deeper.

•                  Drilling 100 m southwest of the planned pit at El Gallo Phase 1 has intersected 1.1 gpt gold over 10.3 m. This hole helps extend the mineral zone closer to surface.

•                  Mina Grande delivers multiple intersections of high-grade gold mineralization. Exciting new regional exploration target developing.

•                  Mina Grande: 10.6 gpt gold / 7.5 m, 18.6 gpt gold / 1.3 m, and 11.1 gpt gold / 4.0 m.

El Gallo Phase 1 Mine Exploration Results

Exploration drilling at the mine continues to be focused on extending the resource below and southwest of the planned open pit. Assay results since drilling re-commenced in June have been exceeding expectations. Holes MLX-50, 53, 54 and 55 have intersected, narrow, high-grade gold, with three of the intercepts occurring inside a lower grade envelope (Fig. 2). An example would be MLX-054, which returned 7.4 gpt gold over 11.8 m, including a high-grade core that assayed 64.7 gpt gold over 1.3 m. The drill intersections from these holes occur approximately 45 to 100 m below the currently designed pit. There appears to be good potential to extend the mineralization at depth.

MLX-056 was drilled 100 m southwest of the proposed pit (Fig. 2). The hole was designed to extend mineralization closer to surface. This hole returned 1.1 gpt gold over 10.3 m and successfully completed its objective. Highlights from El Gallo Phase 1 are located below in Table 1.

TABLE 1. EL GALLO PHASE 1 EXPLORATION HIGHLGHTS

Hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)
MLX-050	147.1	156.5	9.4	2.5
Including	148.4	149.3	0.9	18.3
MLX-053	123.0	123.9	0.9	18.4
MLX-054	103.1	114.9	11.8	7.4
Including	107.2	108.5	1.3	64.7
MLX-055	131.3	144.1	12.8	3.0
Including	131.3	132.4	1.1	23.3
MLX-056	70.0	88.1	18.1	0.8
Including	71.0	81.3	10.3	1.1

Mina Grande Exploration Results

High-Grades Continue Deeper

The second area where exploration drilling took place within the El Gallo complex is called Mina Grande. It is located 15 km north of El Gallo Phase 1 (heap leach) and 10 km from Phase 2 (proposed mill site) (Fig. 1). Mina Grande currently has an inferred resource of 3.8 million tonnes grading 0.6 gpt gold and 23.5 gpt silver for a total of 74,000 ounces gold and 2.9 million ounces silver.

The objective of the recent drilling was to extend a high-grade gold shoot within the Mina Grande set of veins that was discovered early in 2012. The initial results (May 14, 2012) from this vein returned 27.5 gpt gold over 2.1 m and 24.8 gpt gold over 0.7 m. New drilling has encountered additional high-grades extending the extent of the mineralization by 50 m.

TABLE 2. MINA GRANDE EXPLORATION HIGHLIGHTS

Hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)	Silver Grade (GPT)
MGX-087	59.2	63.2	4.0	11.1	18.1
Including	59.2	60.2	1.0	16.8	16.2
Including	62.4	63.2	0.8	26.9	42.5
MGX-090	113.7	114.0	0.3	6.1	17.0
And	115.3	115.6	0.3	7.4	19.5
MGX-091	119.7	120.1	0.4	6.9	26.7
MGX-093	45.6	53.1	7.5	10.6	21.1
Including	49.1	50.3	1.2	49.0	53.1
And	139.9	140.5	0.6	9.2	13.4
MGX-097	58.6	59.9	1.3	18.6	17.8

About El Gallo

The El Gallo complex is located in Sinaloa State, Mexico. Phase 1 construction was completed in September and the mine is now producing gold and is expected to average 30,000 ounces of gold per year. Phase 2, where a feasibility study was recently completed, is forecasted to add an additional 105,000 ounces of gold equivalent once in production. Combined, both phases are scheduled to produce approximately 135,000 ounces of gold equivalent.

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high quality, high growth, low-cost, mid-tier gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules Copper project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico.

McEwen Mining has 268,495,751 shares issued and outstanding (comprised of 190,516,797 Common Shares and 77,987,621 Exchangeable Shares). Rob McEwen, Chairman and Chief Owner, owns approximately 25% of the shares of McEwen Mining (assuming all outstanding Exchangeable Shares are exchanged for an equivalent amount of Common Shares).

TECHNICAL INFORMATION:

This news release has been viewed and approved by John Read, CPG, McEwen Mining’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Samples from the core drilling were split on-site at the Company’s El Gallo complex. One half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by fire assay for gold and 4-acid digestion with ICP determination for silver. Samples returning greater than 10 ppm gold or 1500 ppm silver were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples. All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. In some cases the true width of the mineral zones has not been determined. For additional information see the technical report titled “El Gallo Complex Phase II Project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico” with an effective date of September 10, 2012, prepared by M3 Engineering along with a team of associates (the “Phase II Report”). The Phase II Report is available under the Corporation’s profile on SEDAR (www.sedar.com). The authors of the Phase 2 Report, Stan Timler - M3 Engineering, Mike Hester - Independent Mining Consultants (Reserves), Dawn Garcia - SRK Consulting (Environmental), Richard Kehmeier and Brian Hartman - Pincock Allen & Holt (El Gallo Deposit Resource), John Read - McEwen Mining consultant (Palmarito Insitu, Historic Waste Dumps and Historic tailings Resource), all of whom are qualified persons and all of whom but John Read are independent of McEwen Mining, each as defined by NI 43-101.

CAUTIONARY NOTE TO US INVESTORS

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation including specifically but not limited to ongoing litigation with respect to the Los Azules property which if resolved adversely to the Company, would materially affect the Company’s ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: www.facebook.com/McEwenRob
Twitter: www.twitter.com/McEwenMining

Table 3. All Holes From El Gallo Phase 1

Hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)	Dip (Degrees)	Azimuth (Degrees)	Easting (UTM)	Northing (UTM)
MLX-50	147.1	156.5	9.4	2.5	-55	315	218013	2836463
Including	148.4	149.3	0.9	18.3

MLX-051	135.7	149.8	14.1	0.5	-55	325	217532	2836099

MLX-052	141.9	146.9	5.0	0.5	-50	325	217704	2836196

MLX-053	123.0	123.9	0.9	18.4	-55	325	217570	2836085

MLX-054	103.1	114.9	11.8	7.4	-50	325	217659	2836177
Including	107.2	108.5	1.3	64.7

MLX-055	131.3	144.1	12.8	3.0	-55	325	217908	2836352
Including	131.3	132.4	1.1	23.3

MLX-056	70.0	88.1	18.1	0.8	-50	325	217520	2836154
Including	71.0	81.3	10.3	1.1

Table 4. All Holes From Mine Grande Vein

Hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)	Silver (GPT)	Dip (Degrees)	Azimuth (Degrees)	Easting (UTM)	Northing (UTM)
MGX-087	59.2	63.2	4.0	11.1	18.1	-50	240	216603	2851694
Including	59.2	60.2	1.0	16.8	16.2
Including	62.4	63.2	0.8	21.5	42.5

MGX-088	—	—	—	—	—	-50	300	216593	2851516

MGX-089	—	—	—	—	—	-60	300	216643	2851585

MGX-090	113.7	114.0	0.3	6.1	17.0	-50	240	216636	2851663
Including	115.3	115.6	0.3	7.4	19.5

MGX-091	119.7	120.1	0.4	6.9	26.7	-50	240	216654	2851674

MGX-092	—	—	—	—	—	-50	240	216632	2851693

MGX-093	45.6	53.1	7.5	10.6	21.1	-50	240	216619	2851709
Including	49.1	50.3	1.2	49.0	53.1
And	139.9	140.5	0.6	9.2	13.4

MGX-094	23.3	23.9	0.6	3.5	23.4	-50	240	216586	2851742

MGX-096	—	—	—	—	—	-55	240	216674	2851692

MGX-097	58.6	59.9	1.3	18.6	17.8	-55	240	216642	2851727

McEwen Mining

El Gallo Complex Location of Mineralized Veins

Figure 1

November 2012

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
N
0
3
6
Miles
0
5
10
Km
El Gallo Phase 2
(Proposed Mill Site)
Mina Grande
El Gallo Phase 1 Mine
(Heap Leach)
Legend
US Gold Concessions
Mineralized Veins
Process Facility
Proposed Process Facility

McEWEN MINING

El Gallo Phase 1 Area Drill Hole Locations

Figure 2
November 2012

216000
217000
218000
2838000
2837000
2836000
Legend
Drill Holes
Resource footprint
Pit Design
Mine Permit
MLX-052
Figure 3
MLX-054
MLX-050
MLX-056
MLX-055
Figure 4
MLX-051
MLX-053
N
0
500 Meters
0
1,000 Feet

McEWEN MINING

Cross Sectional View Extending Mineralization @ Depth
Cross Section LUP-74

Figure 3
November 2012

NW
SE
$1,500 Gold
Pit Design
Surface
MLX-037
2.1 gpt / 46.1 m
(Drilled Oct 2012)
MLX-044
1.3 gpt / 44.4 m
(Drilled Oct 2012)
MLX-055
3.0 gpt / 12.8 m
Incl. 23.3 gpt / 1.1m
(Drilled Nov 2012)
Assays Pending

McEWEN MINING

Cross Sectional View Extending Mineralization @ Depth
Cross Section LUP-62

Figure 4
November 2012

NW
SE
Surface
Assays Pending
MLX-054
7.4 gpt / 11.8 m
Incl. 64.7 gpt / 1.3 m
Assays Pending